Exhibit 99.1

FingerMotion Provides Corporate Update

CEO outlines accelerated pathway toward profitability in 2019 and significance of the China Unicom deal

NEW YORK, NY August 1, 2019 -- FingerMotion, Inc. (OTC QB: FNGR), a US fintech company with mobile payment and recharge platform operations in China, today provided a corporate update in a letter from its CEO Martin Shen to its shareholders.

To Our Shareholders

First, I want to thank all our stockholders for their commitment to the Company and belief in our ability to execute our business plan. Many investors have not yet had the opportunity to see me in person to get a sense of what drives me to pursue excellence. In the coming months, I hope to change that with a greater investor outreach program - for now I hope this brief summary will suffice.

My foundation in business and finance comes from 10 years in the audit, tax and advisory groups at PriceWaterhouseCoopers. As a CPA, I understand the required governance and control procedures needed for a public company to be compliant with the SEC, while balancing my fiduciary obligation to maximize stockholder value. I also want investors to know that I take the matter of signing periodic reports containing our financial statements very seriously. My years as an auditor engrained in me a disciplined approach to financial reporting.

In the past, many Chinese companies that were publicly traded in the U.S. failed to file accurate financial statements or statements that were in compliance with Public Company Accounting Oversight Board (“PCAOB”) standards. As a result, investors have questioned the reliability of financial reports from companies with operations based in China. Furthermore, only a handful of Chinese e-commerce companies are U.S.-based filers, and we are among this group. Therefore, as a U.S. company, we pride ourselves on providing accurate, Sarbanes-Oxley compliant reports to our stockholders.

When we started the predecessor company to FingerMotion, we were an on-line gaming company and our biggest challenge was gaining users and developing a loyal user base. In the process of growing our user base, we were able to capitalize on an even bigger business opportunity - the Chinese mobile phone top-up market - a market that is generating $23 billion a month and growing. We are strongly positioned to become one of the major providers in the market as one of only a handful of licensed top-up wholesalers in China. Unlike some of our competitors, our top-up portal is open to all mobile phone users, and we expect to be the first to market with our 5G top-up capability.

We believe our company is on an accelerated pathway toward profitability and we anticipate break-even results as soon as the quarter ending November 30, 2019. Our entire management team is committed to making FingerMotion, Inc. a profitable company; we believe in what we are doing, and we are focused on building stockholder value. We are also investing some of our working capital to pursuing revenue-generating opportunities with higher gross margin potential while we continue our mobile phone top-up business with high Gross Transaction Value (GTV) revenues and low profit margins.

In the past 6 months, we successfully integrated our top-up platform with Pinduoduo’s (NASDAQ: PDD) portal. Next, we launched our SMS aggregation business for major retail clients, which will boost our gross margin significantly.

Finally, and most significantly, we took over the management of China Unicom’s (NYSE: CHU) portals on e-commerce sites such as PDD, JD.com (NYSE: JD), and Alibaba’s (NYSE: BABA) TMALL sites. This arrangement reflects China Unicom’s confidence in our underlying capability to accurately and efficiently manage their online business. Managing China Unicom’s portal provides our Company the opportunity to branch away from just the top-up business. We will now generate revenues on all mobile phone and accessory sales generated through the portal, which we expect will result in a large volume of business at better margins. Our growth in this new revenue stream will not be constrained by our ability to deposit funds with China Unicom because we will not be required to use our own capital to process the China Unicom orders.

The common underlying theme of all these achievements is the aggregation of a large number of users and deploying our limited capital resources to market channels with higher returns.

In the next few days, we will be issuing a supplemental announcement to our stockholders explaining our current business profit centers and how we intend to monetize our huge end-user base. We will also address our plans to adopt Sarbanes-Oxley oversight regulations and other value-enhancing steps. Be sure to look for our upcoming release.

Sincerely

Martin Shen
CEO, FingerMotion, Inc.

About FingerMotion, Inc.

FingerMotion, is an evolving technology company with a core competency in mobile payment and recharge platform solutions in China. It is one of five companies in China with access to wholesale rechargeable minutes from China’s largest mobile phone providers that can be resold to consumers. As the user base of its primary business continues to grow, the company is developing additional value-added technologies to market to its users. The vision of the company is to rapidly grow the user base through organic means and have this growth develop into an ecosystem of users with high engagement rates utilizing its innovative applications. Developing a highly engaged ecosystem of users would strategically position the company to onboard larger customer bases. FingerMotion eventually hopes to serve over 1 billion users in the China market and eventually expand the model to other regional markets.

Safe Harbor Statement

This release contains forward-looking statements that involve risks and uncertainties. Forward-looking statements give our current expectations of forecasts of future events. All statements other than statements of current or historical fact contained in this release, including statements regarding our future financial position, business strategy, new products, budgets, liquidity, cash flows, projected costs, regulatory approvals or the impact of any laws or regulations applicable to us, and plans and objectives of management for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “should,” “estimate,” “expect,” “hope,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations about future events. While we believe these expectations are reasonable, such forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond our control. Our actual future results may differ materially from those discussed or implied in our forward-looking statements for various reasons. Factors that could contribute to such differences include, but are not limited to: international, national and local general economic and market conditions; demographic changes; the ability of the Company to sustain, manage or forecast its growth; the ability of the Company to manage its VIE contracts; the ability of the Company to maintain its relationships and licenses in China; adverse publicity; competition and changes in the Chinese telecommunications market; fluctuations and difficulty in forecasting operating results; business disruptions, such as technological failures and/or cybersecurity breaches; and the other factors discussed in the Company’s periodic reports that are filed with the Securities and Exchange Commission and available on its website (http://www.sec.gov). Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this release are made only as of the date hereof. We do not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

For further information e-mail: info@fingermotion.com